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Exhibit 21.1

The Mills Limited Partnership
List of Subsidiaries
As of April 1, 2004

Name of Entity	Home Jurisdiction	Fictitious Name(s)
1199240 Ontario Inc.	Ontario, Canada
Arizona Mills SPE, L.L.C.	Delaware
Arizona Mills, L.L.C.	Delaware
Arundel Finance, L.L.C.	Delaware
Arundel Mills Holdings, L.P.	Delaware
Arundel Mills Limited Partnership	Delaware
Arundel Mills Marketplace Finance, L.L.C.	Delaware
Arundel Mills Marketplace GP, L.L.C.	Delaware
Arundel Mills Marketplace Limited Partnership	Delaware
Arundel Mills Mezzanine GP, L.L.C.	Delaware
Arundel Mills Mezzanine Limited Partnership	Delaware
Arundel Mills Residual Finance, L.L.C.	Delaware
Arundel Mills Residual Limited Partnership	Delaware
Arundel Mills Residual, L.L.C.	Delaware
Arundel Mills, L.L.C.	Delaware
Block 37, L.L.C.	Delaware
Broward Mall Investors, L.P.	Delaware
Broward Mall Limited Partnership	Delaware
Broward Mall Operating Company, L.L.C.	Delaware
Candlestick Mills Limited Partnership	Delaware
Candlestick Mills, L.L.C.	Delaware
Cincinnati Mills, L.L.C.	Delaware
Cobb Place Associates, L.P.	Georgia
Colorado Mills Limited Partnership	Delaware	Lakewood Colorado Mills Limited Partnership
Colorado Mills Residual Limited Partnership	Delaware
Colorado Retail Development Company, L.L.C.	Delaware
Commonwealth Investors, Inc.	Delaware
Concord Mills Holdings, L.P.	Delaware
Concord Mills Limited Partnership	Delaware
Concord Mills Mall GP, L.L.C.	Delaware
Concord Mills Mall Limited Partnership	Delaware
Concord Mills Marketplace GP, L.L.C.	Delaware
Concord Mills Marketplace Limited Partnership	Delaware
Concord Mills Residual III Limited Partnership	Delaware	Delaware Concord Mills Residual III Limited Partnership
Concord Mills Residual III, L.L.C.	Delaware
Concord Mills Residual Limited Partnership	Delaware
Concord Mills Residual, L.L.C.	Delaware	Delaware Concord Mills Residual, L.L.C.
Concord Mills, L.L.C.	Delaware	Delaware Concord Mills, L.L.C.
Covifa Luxembourg International S.à.r.l.	Luxembourg
Crosswinds Center Associates of St. Petersburg (MLP) Limited Partnership	District of Columbia
Crosswinds L.L.C.	Delaware	Crosswinds L.L.C. of DE, L.C.

Del Amo Mills Limited Partnership	Delaware
Del Amo Mills Residual Limited Partnership	Delaware
Del Amo Mills Residual, L.L.C.	Delaware
Del Amo Mills, L.L.C.	Delaware
Denver West Holding Company, L.L.C.	Delaware
Dover Commons Investors, L.P.	Delaware
Dover Commons Limited Partnership	Delaware
Dover Commons Operating Company, L.L.C.	Delaware
Dover Mall II Limited Partnership	Delaware
Dover Mall II Operating Company, L.L.C.	Delaware
Dover Mall Investors, L.P.	Delaware
Dover Mall Limited Partnership	Delaware
Dover Mall Operating Company, L.L.C.	Delaware
Dover Mall Residual I Limited Partnership	Delaware
Dover Mall Residual I, L.L.C.	Delaware
Esplanade Mall Investors, L.P.	Delaware
Esplanade Mall Limited Partnership	Delaware
Esplanade Mall Operating Company, L.L.C.	Delaware
Esplanade Mall Residual I Limited Partnership	Delaware
Esplanade Mall Residual I, L.L.C.	Delaware
Fashion Center Associates of Illinois No. 1 (MLP) Limited Partnership	Illinois
Fashion Center L.L.C.	Delaware
Fine Furniture Holdings, LLC	Delaware	Delaware Fine Furniture Holdings, LLC
FoodBrand Colorado, L.L.C.	Delaware
FoodBrand Franklin Mills, L.L.C.	Delaware
FoodBrand Kentucky, L.L.C.	Delaware
FoodBrand Management Company, L.L.C.	Delaware
FoodBrand Services, Inc.	Delaware
FoodBrand St. Louis, L.L.C.	Delaware
FoodBrand, L.L.C.	Delaware
Franklin Mills Associates Limited Partnership	District of Columbia
Franklin Mills Residual Corp.	Delaware
Franklin Mills Residual Limited Partnership	District of Columbia
Franklin Mills, L.L.C.	Delaware
Germantown Development Associates (MLP) Limited Partnership	Maryland
Germantown Development Associates L.L.C.	Delaware	Maryland Germantown Development Associates L.L.C.
Golober B.V.	Netherlands
Grapevine Mills Development Company, L.L.C.	Delaware
Grapevine Mills Development Holdings, L.L.C.	Delaware
Grapevine Mills Finance Corp.	Delaware
Grapevine Mills Holdings, L.P.	Delaware
Grapevine Mills II Limited Partnership	Delaware
Grapevine Mills III Limited Partnership	Delaware
Grapevine Mills IV Limited Partnership	Delaware
Grapevine Mills Limited Partnership	Delaware
Grapevine Mills Operating Company II, L.L.C.	Delaware
Grapevine Mills Operating Company III, L.L.C.	Delaware

Grapevine Mills Operating Company IV, L.L.C.	Delaware
Grapevine Mills Operating Company V, L.L.C.	Delaware
Grapevine Mills Operating Company, L.L.C.	Delaware
Grapevine Mills Residual Limited Partnership	Delaware	Delaware Grapevine Mills Residual Limited Partnership
Grapevine Mills Residual Operating Company, L.L.C.	Delaware
Grapevine Mills V Limited Partnership	Delaware
Gurnee Mills L.L.C.	Delaware
Gurnee Mills Operating Company, L.L.C.	Delaware
Gwinnett L.L.C.	Delaware	Gwinnett L.L.C. (Delaware)
Gwinnett Marketfair Associates Limited Partnership	Georgia
Gwinnett Place Associates, L.P.	Georgia
Houston Development I L.P.	Texas
Hunt Club Road Properties Associates Limited Partnership	Illinois
Jahold B.V.	Netherlands
Katy Mills Limited Partnership	Delaware
Katy Mills Mall GP, L.L.C.	Delaware
Katy Mills Mall Limited Partnership	Delaware
Katy Mills Residual Limited Partnership	Delaware	Delaware Katy Mills Residual Limited Partnership
Katy Mills Residual, L.L.C.	Delaware
Katy Mills, L.L.C.	Delaware	Delaware Katy Mills, L.L.C.
Lakewood Commercial Development Company, L.L.C.	Delaware
Liberty Plaza Limited Partnership	Delaware	Delaware Liberty Plaza Limited Partnership
Liberty Plaza, L.L.C.	Delaware
Madrid Xanadu 2003 S.L.	Spain
Mainstreet Retail Limited Partnership	Delaware	Mainstreet Retail Limited Partnership of Delaware
Mainstreet Retail, Inc.	Delaware	Delaware Mainstreet Retail, Inc. (FN)
Mainstreet Ventures, Inc.	Delaware
Management Associates Limited Partnership	Delaware	Management Associates Limited Partnership of Delaware
Manufacturers @ The Mills Corp.	Delaware
Meadowlands Mills L.L.C.	Delaware
Meadowlands Mills Limited Partnership	Delaware	Meadowlands Mills Limited Partnership of Delaware
Meadowlands Mills/Mack-Cali Limited Partnership	Delaware
MEI Retail Holdings I, L.L.C.	Delaware
MEI Retail Holdings II, L.L.C.	Delaware
Mills Atlanta Realty Holdings II, L.L.C.	Delaware
Mills Atlanta Realty Holdings, L.L.C.	Delaware
Mills CF Holdings Investors GP, L.L.C.	Delaware
Mills CF Holdings Residual Investors GP, L.L.C.	Delaware
Mills CF Holdings Residual, L.P.	Delaware
Mills CF Holdings, L.P.	Delaware
Mills Corporation Finance (Luxembourg) S.à.r.l.	Luxembourg

Mills Enterprises, Inc.	Delaware	Delaware Mills Enterprises, Inc.
Mills Global II, L.L.C.	Delaware
Mills Global Services Corp.	Delaware
Mills Global Services of Spain, S.L.	Spain
Mills Global, L.L.C.	Delaware
Mills Holdings II, L.P.	Delaware
Mills Holdings Investors II GP, L.L.C.	Delaware
Mills International Acquisitions (Luxembourg) S.à.r.l.	Luxembourg
Mills LSO, L.L.C.	Delaware
Mills Management L.L.C.	Delaware	Mills Management L.L.C. L.C.
Mills Ontario Acquisitions, L.L.C.	Delaware
Mills Texas Acquisitions Limited Partnership	Delaware
Mills Texas Acquisitions, L.L.C.	Delaware	Delaware Mills Texas Acquisitions, L.L.C.
Mills TV Corp.	Delaware
Mills-Kan Am B.V.	Netherlands
Mills-Kan Am Colorado Limited Partnership	Delaware
Mills-Kan Am Colorado Residual Limited Partnership	Delaware
Mills-Kan Am Pittsburgh Limited Partnership	Delaware
Mills-Kan Am Pittsburgh Residual Limited Partnership	Delaware
MillsServices Canada Corp.	Ontario, Canada
MillsServices Corp.	Delaware	Delaware MillsServices Corp. MillsServices Corp. of Ohio MillsServices Corp. of Virginia
MillsServices of Grapevine, Inc.	Delaware
Milpitas MALP, L.L.C.	Delaware
Milpitas Mills Limited Partnership	Delaware
Milpitas Mills, L.L.C.	Delaware
Milpitas MSC, L.L.C.	Delaware
Moe's Beverage, Inc	Texas	Moe's
Mount Prospect Plaza (MLP) Limited Partnership	Illinois
Mount Prospect Plaza L.L.C.	Delaware
MTS Services of Tempe, L.L.C.	Delaware
Northpark Mall Investors, L.P.	Delaware
Northpark Mall Limited Partnership	Delaware
Northpark Mall Operating Company, L.L.C.	Delaware
Northpark Mall Residual I Limited Partnership	Delaware	Delaware Northpark Mall Residual I Limited Partnership
Northpark Mall Residual I, L.L.C.	Delaware
Ontario Mills Finance, L.L.C.	Delaware
Ontario Mills II Limited Partnership	Delaware
Ontario Mills II, L.L.C.	Delaware
Ontario Mills III Limited Partnership	Delaware
Ontario Mills III, L.L.C.	Delaware
Ontario Mills L.L.C.	Delaware
Ontario Mills Limited Partnership	Delaware
Ontario Mills Residual Limited Partnership	Delaware
Ontario Mills Residual, L.L.C.	Delaware

Opry Mills CAP, L.P.	Delaware
Opry Mills Holdings, L.L.C.	Delaware
Opry Mills Manager, L.L.C.	Delaware
Opry Mills Mall Limited Partnership	Delaware
Orange City Mills GP Member, L.L.C.	Delaware
Orange City Mills GP, L.L.C.	Delaware
Orange City Mills II Limited Partnership	Delaware
Orange City Mills II, L.L.C.	Delaware
Orange City Mills Limited Partnership	Delaware
Orange City Mills Mall GP, L.L.C.	Delaware
Orange City Mills Mezzanine GP, L.L.C.	Delaware
Orange City Mills Mezzanine II GP, L.L.C.	Delaware
Orange City Mills Mezzanine II Limited Partnership	Delaware
Orange City Mills Mezzanine Limited Partnership	Delaware
Parque de Nieve Madrid, S.L.	Spain
Pittsburgh Mills Limited Partnership	Delaware
Pittsburgh Mills Residual Limited Partnership	Delaware
Pittsburgh Mills, L.L.C.	Delaware
Potomac Mills Operating Company, L.L.C.	Delaware
Premises Providers, Inc.	Maryland
Riverside Square Limited Partnership	Delaware
Riverside Square Operating Company, L.L.C.	Delaware
Ron Jon Surf Shop Sawgrass Mills, L.L.C.	Florida
Ron Jon Surf Shop Southern California, L.L.C.	Florida
Sawgrass Mills Phase II Holdings, L.L.C.	Delaware
Sawgrass Mills Phase II Limited Partnership	Delaware
Sawgrass Mills Phase II SPE, L.L.C.	Delaware
Sawgrass Mills Phase II, L.L.C.	Delaware
Sawgrass Mills Phase III GP Member, L.L.C.	Delaware
Sawgrass Mills Phase III GP, L.L.C.	Delaware
Sawgrass Mills Phase III Limited Partnership	Delaware
Sawgrass Mills Phase III Mezzanine GP, L.L.C.	Delaware
Sawgrass Mills Phase III Mezzanine Limited Partnership	Delaware
Sawgrass Mills Phase IV Limited Partnership	Delaware
Sawgrass Mills Phase IV, L.L.C.	Delaware
Sawgrass Service, L.L.C.	Delaware
SF Piers 27-31, L.L.C.	Delaware
Solano Mills Development, L.L.C.	Delaware
St. Louis Mills Limited Partnership	Delaware
St. Louis Mills Residual Limited Partnership	Delaware
St. Louis Mills Residual, L.L.C.	Delaware	Delaware St. Louis Mills Residual, L.L.C.
St. Louis Mills, L.L.C.	Delaware	Delaware St. Louis Mills, L.L.C.
Sugarloaf Gwinnett Entertainment Company, L.P.	Delaware
Sugarloaf Mills Limited Partnership	Delaware	Sugarloaf Mills Limited Partnership of Georgia
Sugarloaf Mills Mezzanine, L.L.C.	Delaware
Sugarloaf Mills Mezzanine Limited Partnership	Delaware
Sugarloaf Mills Mezzanine Residual, L.L.C.	Delaware

Sugarloaf Mills Mezzanine Residual Limited Partnership	Delaware
Sugarloaf Mills Residual Corp.	Delaware
Sugarloaf Mills Residual Limited Partnership	Delaware
Sugarloaf Mills Residual, L.L.C.	Delaware
Sugarloaf Mills, L.L.C.	Delaware	Sugarloaf Mills, L.L.C. of Delaware
Sunrise Mills (MLP) Limited Partnership	District of Columbia
Sunrise Mills Holdings, L.L.C.	Delaware
Sunrise Mills L.L.C.	Delaware	Sunrise Mills L.L.C. of Delaware Sunrise Mills of Sunrise L.C.
Sunrise Mills/MLP, L.L.C.	Delaware
The Mills Corporation Spain B.V.	Netherlands
TMC Maintenance Company	Delaware
Vaughan Mills Advisory Trust GP, L.L.C.	Delaware
Vaughan Mills Realty Trust	Maryland
Vaughan Mills Residual Inc.	Ontario, Canada
Vaughan Mills Shopping Centre Corporation	Ontario, Canada
WEC 99J-13 LLC	Delaware
WEC 99J-15 LLC	Delaware
WEC 99J-16 LLC	Delaware
WEC 99J-17 LLC	Delaware
WEC 99J-18 LLC	Delaware
WEC 99J-2 LLC	Delaware
WEC 99J-20 LLC	Delaware
WEC 99J-23 LLC	Delaware
WEC 99J-25 LLC	Delaware
WEC 99J-3 LLC	Delaware
WEC 99J-32 LLC	Delaware
WEC 99J-5 LLC	Delaware
WEC 99J-61 LLC	Delaware
WEC 99J-62 LLC	Delaware
WEC 99J-65 LLC	Delaware
WEC 99J-66 LLC	Delaware
WEC 99J-68 LLC	Delaware
WEC 99J-74 LLC	Delaware
WEC 99J-78 LLC	Delaware
Western Hills Plaza L.L.C.	Delaware
Westland Mills, L.L.C.	Delaware
White Plains Galleria Investors, L.P.	Delaware
White Plains Galleria Limited Partnership	Delaware
White Plains Galleria Operating Company, L.L.C.	Delaware
White Plains Galleria, Inc.	Delaware
WPFC/Mills Development Company, L.L.C.	Delaware

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The Mills Limited Partnership List of Subsidiaries As of April 1, 2004